UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2022

SHENGDA NETWORK TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-227526	35-2606208
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Floor 6, Building 6 LuGang WebMallTown, ChouJiang, YiWu Jinhua City, Gejiang Province, China	322000
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

86-155-5793-7666

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Review.

On September 29, 2022, during the audit for the fiscal year ended June 30, 2022, Shengda Network Technology Inc., a Nevada corporation (the “Company”), discovered that certain prior related party transactions were not properly disclosed in financial statements previously filed by the Company with the Securities and Exchange Commission (“Commission”). As a result, the Company’s management determined that the financial statements for the following periods should no longer be relied upon and should be revised and restated:

●	The fiscal year ended June 30, 2020, contained in the Annual Report on Form 10-K filed with the Commission on November 13, 2020;
●	the fiscal quarter ended September 30, 2020, contained in the Form 10-Q filed with the Commission on January 11, 2021;
●	the fiscal quarter ended December 31, 2020, contained in the Form 10-Q filed with the Commission on April 20, 2021;
●	the fiscal quarter ended March 31, 2021, contained in the Form 10-Q filed with the Commission on August 10, 2021;
●	the fiscal year ended June 30, 2021, contained in the Annual Report on Form 10-K filed with the Commission on September 28, 2021;
●	the fiscal quarter ended September 30, 2021, contained in the Form 10-Q filed with the Commission on November 16, 2021;
●	the fiscal quarter ended December 31, 2021, contained in the Form 10-Q filed with the Commission on March 9, 2021;
●	the fiscal quarter ended March 31, 2022, contained in the Form 10-Q filed with the Commission on May 20, 2022 (collectively, the “Financial Statements”).

In the Financial Statements, loans made by the Company to Zhejiang Malai E-commerce Co., Ltd. (“Zhejiang Malai”) over a period of time between October 28, 2020, through December 30, 2020, were previously not disclosed as related party transactions, and were recorded collectively as a loan receivable. Given the fact that Zhejiang Malai is a related party, the Financial Statements will be revised to properly record the loans as a loan receivable to a related party. Notwithstanding the prior error in recording this transaction, the amount of the loans will not change.

In addition, income generated from the Company’s sales to Zhejiang Malai was previously recorded in the Financial Statements as revenue. Given the fact that Zhejiang Malai is a related party, the Financial Statements will be revised to properly record revenue generated from sales to Zhejiang Malai as revenue from a related party. Notwithstanding the prior error in recording these transactions, the total amount of the Company’s revenues will not change.

The Company will file amended reports with the Commission for each of the periods indicated above as soon as practicable. The Company does not expect that the above-described revisions will affect the Company’s previously reported pre-tax income (loss), net income (loss), earning per share, or total revenue as reflected in the Financial Statements.

Management discussed the matters disclosed in this Current Report on Form 8-K (“Form 8-K”) with the Company’s independent registered public accounting firm and provided them with a copy of these disclosures.

Cautionary Statement Regarding Forward-Looking Information

This Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “anticipates,” “plans,” or similar expressions to identify forward-looking statements. Such statements are subject to certain risks and uncertainties, which could cause the Company’s actual results to differ materially from those anticipated by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks described more fully in Item 1A in the Company’s Annual Report on Form 10-K, which is expressly incorporated herein by reference, and other factors as may periodically be described in the Company’s filings with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHENGDA NETWORK TECHNOLOGY, INC.

Date: October 27, 2022	By:	/s/ HangJin Chen
HangJin Chen
Chief Executive Officer, President and Chief Financial Officer